                            OPPENHEIMER BALANCED FUND
              (Formerly named Oppenheimer Multiple Strategies Fund)
                   Supplement dated September 23, 2004 to the
                       Prospectus dated November 21, 2003

This supplement amends the Prospectus of Oppenheimer  Balanced Fund (the "Fund")
dated  November 21,  2003,  and is in addition to the  supplement  dated July 6,
2004.  The Prospectus  supplements  dated February 2, 2004 and February 27, 2004 are replaced with this supplement.

1.   At the Board meeting held on December 12, 2003, the Trustees of Oppenheimer
     Multiple  Strategies  Fund  approved the change of its name to  Oppenheimer
     Balanced   Fund.   Accordingly,   all   references  in  the  Prospectus  to
     "Oppenheimer Multiple Strategies Fund" are changed to "Oppenheimer Balanced
     Fund". The name change will take effect February 27, 2004.

2.   The first  sentence  of the  first  paragraph  of page 1 of the  Prospectus should be replaced with the following:

     Oppenheimer  Balanced  Fund is a mutual  fund that seeks high total  return consistent with the preservation of principal.

3.   The  following  new  section  should  be  added  to the end of the  section captioned "ABOUT THE FUND - HOW THE FUND IS MANAGED", immediately following the paragraph titled "Advisory Fees" on page 16:

     Pending Litigation.  Three law suits have been filed as putative derivative and class actions against the investment Manager,  Distributor and Transfer
     Agent of the Fund, some of the Oppenheimer  funds,  including the Fund, and directors or trustees of some of those funds.  The  complaints  allege that the  Manager  charged  excessive  fees for  distribution  and other  costs, improperly  used  assets  of the  funds in the form of  directed  brokerage commissions  and 12b-1 fees to pay brokers to promote sales of  Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in  violation  of the  Investment  Company Act and the  Investment
     Advisers Act of 1940.  The  complaints  further  allege that by  permitting and/or  participating in those actions,  the defendant  directors  breached their fiduciary duties to fund  shareholders  under the Investment  Company
     Act and at common  law.  Those law suits  were  filed on August  31,  2004,
     September  3, 2004,  and  September  14, 2004,  respectively,  in the U. S.
     District Court for the Southern  District of New York. The complaints  seek unspecified  compensatory  and punitive  damages,  rescission of the funds'
     investment  advisory  agreements,  an accounting  of all fees paid,  and an award of attorneys' fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be without merit, and intend to defend the suits  vigorously.  The
     Manager and the  Distributor  do not believe  that the pending  actions are likely to have a material adverse effect on the Fund or on their ability to perform their  respective  investment  advisory or distribution  agreements with the Fund.

September 23, 2004                                                  PS0240.029